UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017
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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed on July 31, 2017, Advanced Energy Industries, Inc., a Delaware corporation (the “Company”), entered into a Loan Agreement with Bank of America N.A. (“BA”) which provides a revolving line of credit of up to $100.0 million subject to certain funding conditions through July 28, 2022 (the “Loan Agreement”). On December 21, 2017, the Company entered into the First Amendment to the Loan Agreement (“First Amendment”) with BA to increase the line of credit by $50.0 million to $150.0 million. All other terms and conditions of the Loan Agreement, as amended, remain the same as those in effect prior to the increase. The foregoing descriptions of the Loan Agreement and the First Amendment do not constitute a complete summary of the Loan Agreement or the First Amendment, and they are qualified by reference in their entirety to the full text of the Loan Agreement and the First Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed pursuant to Item 1.01 and 2.03:

10.1
Loan Agreement dated July 28, 2017 by and among Advanced Energy Industries, Inc. and Bank of America N.A. Incorporated by reference to Exhibit 10.1 to Advanced Energy Industries, Inc.’s Current Report on Form 8-K filed on July 31, 2017 (File No. 000-26966).

10.2	First Amendment to Loan Agreement dated December 21, 2017 by and among Advanced Energy Industries, Inc. and Bank of America N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

Dated:	December 21, 2017	/s/ Thomas Liguori
Thomas Liguori
Executive Vice President & Chief Financial Officer